UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006
Commission file number 0-16088

CERAMICS PROCESS SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization	04-2832409 (I.R.S Employer Identification No.)
111 South Worcester Street P.O. Box 338 Chartley MA (Address of principal executive offices)	02712-0338 (Zip Code)

(508) 222-0614
Registrants Telephone Number, including Area Code:

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99	Press released dated March 31, 2006 of Ceramics Process Systems Corporation announcing its financial results for the fiscal year ended December 31, 2005.

Item 9. Regulation FD Disclosure

On March 31, 2006, the Company issued a press release announcing its financial results for the fiscal year ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.
The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.
Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Ceramics Process Systems Corporation (Registrant)
Date: March 31, 2006	/s/ Grant C. Bennett Grant C. Bennett President and Treasurer (Principal Executive Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99	Press released dated March 31, 2006 of Ceramics Process Systems Corporation announcing its financial results for the fiscal year ended December 31, 2005.